UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): October 24, 2007

NuStar GP Holdings, LLC

(Exact name of registrant as specified in its charter)

Delaware	001-32940	85-0470977
(State or other jurisdiction Of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

2330 N. Loop 1604 West San Antonio, Texas		78248
(Address of principal executive offices)		(Zip Code)

Registrant’s telephone number, including area code: (210) 918-2000

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers

Non-employee Directors

In accordance with compensation arrangements described in NuStar GP Holdings, LLC’s (the “Company”) Annual Report on Form 10-K for the year ended December 31, 2006 and its Current Report on Form 8-K filed August 21, 2007, effective on November 8, 2007, the third business day following the Company’s third quarter earnings release, each non-employee director on the Board of Directors of the Company is granted restricted units of NuStar GP Holdings, LLC (“Restricted Units”) with an aggregate value of $40,000 (calculated using the closing price of the Company’s common units on the New York Stock Exchange on the effective date). The Restricted Units were granted pursuant to the Company’s Amended and Restated Long-Term Incentive Plan. The Restricted Units vest in annual one-third increments beginning on the first anniversary of the grant date.

Named Executive Officers

Upon recommendation from its Compensation Committee, on October 24, 2007, the board of directors (the “Board”) of the Company, approved certain long-term incentive awards for its executive officers and certain key employees, effective November 8, 2007.

Unit Options. Options to purchase common units of NuStar GP Holdings, LLC (the “Options”) were issued to executives of the Company in the quantities listed below. The Options were granted pursuant to the Plan. The Options have a term of seven years and will vest in annual one-third increments beginning on the third anniversary of the grant date. The Options will have an exercise price equal to the closing price of NuStar GP Holdings, LLC’s common units on the New York Stock Exchange on November 8, 2007. The Options are subject to forfeiture as provided in the Plan.

Name, Title	Unit Options
Curtis V. Anastasio, Chief Executive Officer	56,300
Bradley C. Barron, Senior Vice President, General Counsel and Secretary	35,000
Steven A. Blank, Senior Vice President, Chief Financial Officer and Treasurer	41,000
Thomas R. Shoaf, Vice President and Controller	25,700

Item 9.01.	Financial Statements and Exhibits

(d)	Exhibits

10.01	NuStar GP Holdings, LLC Amended and Restated Long-Term Incentive Plan- incorporated by reference to Exhibit 10.01 to NuStar GP Holdings, LLC’s Quarterly Report on Form 10-Q for the quarter ended June 30, 2007.

*10.02	Form of Non-employee Director Restricted Unit Agreement under the NuStar GP Holdings, LLC Amended and Restated Long-Term Incentive Plan.

*10.03	Form of Unit Option Award Agreement under the NuStar GP Holdings, LLC Amended and Restated Long-Term Incentive Plan.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

NuStar GP Holdings, LLC

Date: October 29, 2007	By:	/s/ Amy L. Perry
	Name:	Amy L. Perry
	Title:	Assistant Secretary

EXHIBIT INDEX

Number	Exhibit

10.01	NuStar GP Holdings, LLC Amended and Restated Long-Term Incentive Plan-incorporated by reference to Exhibit 10.01 to NuStar GP Holdings, LLC’s Quarterly Report on Form 10-Q for the quarter ended June 30, 2007.
*10.02	Form of Non-employee Director Restricted Unit Agreement under the NuStar GP Holdings, LLC Amended and Restated Long-Term Incentive Plan.
*10.03	Form of Unit Option Award Agreement under the NuStar GP Holdings, LLC Amended and Restated Long-Term Incentive Plan.

*	Filed herewith